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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 14, 2004


                          TELESTONE TECHNOLOGIES CORP.
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                      033-15096                 84-1111224
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer)
      of Incorporation)                                    Identification Number



Floor 6, Saiou Plaza, No. 5 Haiying Road                           100070
        Fengtai Technology Park                                  (Zip Code)
  Beijing, People's Republic of China
(Address of Principal Executive Offices)


                                 86-10-83670505
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)
                                 Not Applicable


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


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                   INFORMATION INCLUDED IN REPORT ON FORM 8-K


Item 5.02(d) Election of Directors.

At a special meeting of the Board of Directors held on December 15, 2004, the Board of Directors unanimously voted to increase the size of the Board of Directors from five to seven members. At that same special meeting, Chen Xuefeng and Zhang Xingang were unanimously elected by the current Board of Directors to serve as directors in the newly created vacancies. There are no arrangements or understandings between either of the newly elected directors and any other person pursuant to which either of the newly elected directors were selected.

The newly elected  directors were  appointed to the committees  detailed in Item
8.01 of this Form 8-K.

There are no material relationships between either of the newly elected directors and Telestone Technologies Corp. which are required to be reported under Item 404(a) of Regulation S-K.

Item 8.01.  Other Events.

At a special meeting of the Board of Directors held on December 15, 2004, the Board of Directors unanimously approved and adopted a Code of Ethics, an Audit Committee Charter, a Compensation Committee Charter, a Nominating & Corporate Governance Committee Charter, a Stockholder Communications Policy, a Regulation FD Policy and a Written Disclosure Policy.

At that same meeting, Mr. Zhu Lian, Mr. Chen Xuefeng and Mr. Xu Yunxiao were unanimously appointed to serve as members of the Audit Committee. Mr. Zhu Lian was designated as the Audit Committee's Financial Expert.

At that same meeting, Mr. Zhang Xingang, Mr. Zhao Peng and Mr. Xu Yunxiao were unanimously appointed to serve as members of the Compensation Committee.

At that same meeting, Mr. Xu Yunxiao, Mr. Chen Xuefeng and Mr. Zhao Peng were unanimously appointed to serve as members of the Nominating and Corporate Governance Committee.

Item 9.01(c) Exhibits

Exhibit No.      Description
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99.1             Press Release dated December 16, 2004.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TELESTONE TECHNOLOGIES CORP.


                                                    By: /s/ Han Daqing
                                                       -------------------------
                                                       Han Daqing, President
Date:  December 16, 2004